                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Class B shares of a Fund may not be purchased for a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Accounts ("SIMPLE IRAs") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. Class B shares of a Fund may still be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares of a Fund may still be purchased for all SIMPLE IRAs.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GLOBAL INFRASTRUCTURE PORTFOLIO AND GT GLOBAL TELECOMMUNICATIONS FUND ("TELECOMMUNICATIONS FUND"):

Derek H. Webb and Steven Berexa have been named Portfolio Managers for the Global Infrastructure Portfolio. Mr. Webb has been Head of the Theme Funds since December 1996, and a Portfolio Manager for Chancellor LGT Asset Management, Inc. (the "Manager") since 1994. From 1992 to 1994, Mr. Webb was an Analyst for the Manager. Steven Berexa has been a Senior Investment Analyst for U.S. equities for the Manager since 1995. From 1987 to 1995, Mr. Berexa was an Investment Analyst for U.S. equities for Prudential Investment Corp. Michael J. Mahoney remains the other Portfolio Manager for the Global Infrastructure Portfolio.

Michael J. Mahoney is the Portfolio Manager for the Telecommunications Fund. Mr. Mahoney has managed the Fund since 1993, and was an Investment Analyst for the Manager from 1991 to 1993.

[LOGO]

THESX704001.3M                                                    April 28, 1997